SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): October 6, 2006
BUFFETS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	333-116897 (Commission File Number)	22-3754018 (IRS Employer Identification No.)

1460 BUFFET WAY EAGAN, MINNESOTA (Address of principal executive offices)	55121 (Zip Code)
Registrant’s telephone number, including area code: (651) 994-8608
NOT APPLICABLE
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-99.1: PRESS RELEASE

ITEM 8.01. OTHER EVENTS

Buffets, Inc., a subsidiary of Buffets Holdings, Inc., issued a press release announcing its proposed offering of senior notes. A copy of the release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release issued on October 6, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: October 6, 2006

BUFFETS HOLDINGS, INC.
By:	/s/ R. Michael Andrews, Jr.
	Name:	R. Michael Andrews, Jr.
	Title:	Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release issued on October 6, 2006.